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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                               September 5, 1996
                Date of Report (Date of earliest event reported)

                         Commission file number 0-16979
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                                  ADT LIMITED
             (Exact Name of Registrant as Specified in its Charter)


             BERMUDA                        Cedar House                        Not Applicable
(Jurisdiction of Incorporation or         41 Cedar Avenue           (I.R.S. Employer Identification No.)
          Organization)               Hamilton HM12, Bermuda
                                (Address of Principal Executive              Not Applicable
                                            Offices)*                           (Zip Code)

Registrant's telephone number, including area code 441-295-2244*

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*   The executive offices of the subsidiary of registrant which supervises registrant's North American activities are at One Boca Place, 2255 Glades Road, Boca Raton, Florida 33431-0835. The telephone number there is (561) 997-8406.
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

It was announced on June 19, 1996 that terms had been agreed for the acquisition by ADT Limited ("ADT") of the whole of the issued capital of Automated Security (Holdings) PLC ("ASH") to be effected by means of a Scheme of Arrangement under Section 425 of the Companies Act 1985 of the United Kingdom (the "Scheme").

On September 5, 1996 the Scheme became effective in accordance with its terms. The total consideration in respect of the whole of the issued capital of ASH consisted of the issue of 7,034,940 ADT common shares with a market value of approximately $137 million, based on the closing price of an ADT common share on the New York Stock Exchange on September 5, 1996.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (b)  Historical and Pro Forma Financial Information

                 It is intended that the acquisition of ASH by ADT be accounted for by means of a pooling of interests.

                 Historical and Pro Forma Financial Information in respect of the combined group is required to be filed herewith.

                 It is impracticable to provide the foregoing Historical and Pro Forma Financial Information at this time. The Company will provide such Historical and Pro Forma Financial Information by amendment to this Current Report on Form 8-K no later than sixty days from the date hereof.

            (c)  Exhibits
                                 Description

                 Exhibit 99.1 Order dated 4 September 1996 of the High Court of Justice in the Matter of Automated Security (Holdings) PLC sanctioning the Scheme of Arrangement





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ADT LIMITED



                                           By: /s/ Stephen J. Ruzika
                                           ---------------------------------
                                           Stephen J. Ruzika
                                           Chief Financial Officer, Executive
                                           Vice President and Director


September 19, 1996





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                              SCHEDULE OF EXHIBITS

                                  Description

Exhibit 99.1          Order dated 4 September 1996 of the High
                      Court of Justice in the Matter of Automated
                      Security (Holdings) PLC sanctioning the Scheme of Arrangement





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